                                                                     Exhibit 4.9

                               CLOSING INSTRUMENT

     WHEREAS, the parties named herein desire to enter into certain program documents contained herein, each such document dated as of this __ day of __________, 200_ (the "Original Issue Date"), relating to the issuance by ING USA Global Funding Trust [__________] (the "Trust") of Notes to investors under the secured notes program of ING USA Annuity and Life Insurance Company ("ING USA");

     WHEREAS, the Trust is a trust organized under, and its activities will be governed by, the provisions of the Trust Agreement as set forth in the omnibus instrument related to the Trust dated as of the date of the Pricing Supplement (the "Omnibus Instrument");

     WHEREAS, certain licensing arrangements between the Trust and ING Groep N.V. will be governed pursuant to the provisions of the License Agreement, as set forth in the Omnibus Instrument;

     WHEREAS, the Notes will be issued pursuant to the Indenture, as set forth in the Omnibus Instrument (the "Indenture");

     WHEREAS, the sale of the Notes will be governed by the Terms Agreement, as set forth in the Omnibus Instrument;

     WHEREAS, certain custodial arrangements regarding the Funding Agreement will be governed pursuant to the provisions of the Custodial Agreement dated as of May 19, 2005 by and among U.S. Bank National Association, acting as custodian (the "Custodian"), the Indenture Trustee and the Trustee, on behalf of the Trust;

     WHEREAS, certain agreements relating to the Notes and the Funding Agreement are set forth in the Coordination Agreement, as set forth in the Omnibus Instrument.

     All capitalized terms used herein and not otherwise defined will have the meanings set forth in the Indenture.

                  [Remainder of Page Intentionally Left Blank]

                                     PART I
                            INSTRUCTIONS OF THE TRUST

     As of the Original Issue Date, the Trust herewith delivers to the Indenture Trustee, or has caused to be delivered to the Indenture Trustee, the Notes specified in the Pricing Supplement, having the initial principal amount as set forth in the Pricing Supplement.

     As of the Original Issue Date, the Trust hereby instructs the Indenture Trustee to take all actions required to be taken with respect to the Notes under
Section 2.05(e) of the Standard Indenture Terms.

     As of the Original Issue Date, ING USA and the Trust hereby direct the Indenture Trustee to deposit the Net Proceeds to the Trust (as specified in the Pricing Supplement) in respect of the Notes to:

Bank: Citibank, N.A.
Account: ING USA Annuity and Life Insurance Company
ABA #:
Account #:
Contract #: RMTN __

     As of the Original Issue Date, the agent(s) specified in the Pricing Supplement hereby direct(s) the Indenture Trustee to deliver the Notes as follows:

     [Insert delivery instructions]

                  [Remainder of Page Intentionally Left Blank]

                                     PART II
            ACKNOWLEDGMENT OF INDENTURE TRUSTEE CONCERNING THE NOTES

     The Indenture Trustee certifies, as of the Original Issue Date, the following:

     (a) The Indenture Trustee acknowledges receipt of the Notes; and

     (b) The Indenture Trustee (including in its capacity as Registrar) has taken all action required to be taken with respect to the Notes under Section 2.05(e) of the Standard Indenture Terms.

                  [Remainder of Page Intentionally Left Blank]

                                    PART III
             CERTIFICATE REGARDING CUSTODY OF THE FUNDING AGREEMENT

     In connection with the issuance of the Funding Agreement and the Assignment of Funding Agreement (set forth in Part IV of this Closing Instrument), the Custodian hereby represents that it has received delivery of the Funding Agreement and is holding the Funding Agreement for the benefit of the Indenture Trustee and that the Funding Agreement is in the possession of the Custodian at the address below:

     U.S. Bank National Association
     950 17th Street, Suite 300
     Denver, Colorado 80202

                  [Remainder of Page Intentionally Left Blank]


                                      III-1

                                     PART IV
                         ASSIGNMENT OF FUNDING AGREEMENT

     Pursuant to the terms of the Indenture, the Trust hereby grants to the Indenture Trustee, for the benefit of the Holders of the Notes, a first priority perfected security interest in, and collaterally assigns to the Indenture Trustee, for the benefit of the Holders of the Notes, the Trust's right, title, benefits, remedies and interests in, to and under the Funding Agreement and the other Collateral described in the Indenture and all of its rights and privileges with respect to the Collateral and all income and profits thereon, and all interest, dividends and other payments and distributions with respect thereto, and all Proceeds of the foregoing.

     Each of the Trust, the Indenture Trustee and ING USA hereby agrees that, in furtherance of the collateral assignment described above, until such time as the Indenture Trustee notifies the Trust and ING USA that all obligations of the Trust pursuant or related to the Notes have been paid or satisfied in full, the Indenture Trustee shall have and may exercise the rights and remedies of an Owner (as defined in the Funding Agreement) under the Funding Agreement. Notwithstanding the foregoing (and whether or not the foregoing notification is given) and Section 5 of the Funding Agreement (which ING USA acknowledges and agrees has been complied with), all obligations, representations and warranties of an Owner under the Funding Agreement shall nevertheless remain obligations, representations and warranties of the Trust, as the case may be, and shall not be obligations, representations or warranties of the Indenture Trustee. ING USA and the Trust hereby agree that, until such time as the Indenture Trustee notifies the Trust and ING USA that all obligations of the Trust pursuant to or related to the Notes have been paid or satisfied in full, ING USA will comply with instructions originated by the Indenture Trustee with respect to the Funding Agreement without further consent by the Trust.

     ING USA hereby affirms that it has recorded the collateral assignment and grant of the security interest on its books and records to reflect the same described above. ING USA agrees that it will comply with all orders of the Indenture Trustee with respect to the Funding Agreement without any further consent of the Trust. ING USA hereby confirms that it has received all documents and instruments which it requires pursuant to the terms of the Funding Agreement in connection with the collateral assignment and grant of such security interest and/or rights of the Indenture Trustee hereunder.

     ING USA hereby also represents that it has not received any notice of any adverse claim to the Funding Agreement, other than the creation and perfection of a security interest in the Funding Agreement, and the proceeds thereof as described herein.

     The collateral assignment and grant of the security interest and this instrument shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     This instrument may not be amended, modified or waived without the consent of the Indenture Trustee, the Trust and ING USA.

     The Custodian hereby acknowledges the terms of this Assignment of Funding Agreement.

                  [Remainder of Page Intentionally Left Blank]

                                     PART V
                 ACKNOWLEDGEMENT OF FUNDING AGREEMENT ASSIGNMENT

     ING USA has issued the Funding Agreement to the Trust. By this instrument, the receipt of which ING USA hereby acknowledges, the Trust has informed ING USA that it has conveyed and assigned (for security purposes) all of its right, title, benefits, remedies and interests in, to and under the Funding Agreement to the Indenture Trustee pursuant to the Indenture.

     ING USA hereby consents to the aforementioned assignment of the Funding Agreement with respect to the assignment thereof to the Indenture Trustee under the Indenture. ING USA affirms that it has changed its books and records to reflect such assignment and agrees to make payments in accordance with the terms of the Funding Agreement to the Indenture Trustee. ING USA also agrees that all of the covenants made in the Funding Agreement are also for the benefit of the Indenture Trustee, and further agrees that ING USA shall deliver to the Indenture Trustee duplicate original copies of all notices, statements, communications and instruments delivered by ING USA to the Trust pursuant to the Funding Agreement.

     ING USA agrees to execute and deliver to the Trust and the Indenture Trustee such documents and take such other action as the Trust and the Indenture Trustee may reasonably request in order to ensure that the consent granted by ING USA pursuant to the preceding paragraph shall remain continuously effective until the termination of the Funding Agreement. The consent contained in the preceding paragraph is coupled with an interest and shall be irrevocable.

     This acknowledgment of collateral assignment and grant of security interest and this instrument shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     This instrument may not be amended, modified or waived without the consent of the Indenture Trustee, the Trust and ING USA.

     The Custodian hereby acknowledges the terms of this Acknowledgment of Funding Agreement Assignment.

                  [Remainder of Page Intentionally Left Blank]

                                     PART VI
                           NOTICE OF SECURITY INTEREST

     Pursuant to the Indenture, the Trust has collaterally assigned the Funding Agreement to the Indenture Trustee pursuant to the Indenture.

     Notice is hereby given that the Indenture Trustee, on behalf of the Holders of the Notes, has a security interest in the Collateral, including, but not limited to, any and all payments to be made by ING USA to the Trust pursuant to the Funding Agreement. ING USA, by executing this instrument, hereby (x) consents to the security interest granted by the Trust, to the Indenture Trustee in the payments under the Funding Agreement, (y) agrees to make all payments due under the Funding Agreement to the Collection Account or any other account designated in writing to ING USA by the Indenture Trustee and (z) agrees to comply with all orders of the Indenture Trustee with respect to the Funding Agreement without any further consent from the Trust.

     This notice of security interest shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof, and shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

     This instrument may not be amended, modified or waived without the consent of the Indenture Trustee, the Trust and ING USA.

     The Custodian hereby acknowledges the terms of this Notice of Security Interest.

                  [Remainder of Page Intentionally Left Blank]

                                    PART VII
                          ING USA OFFICER'S CERTIFICATE

     The undersigned, an authorized officer of ING USA, does hereby certify to each agent that is a party to the Terms Agreement (as defined in the Omnibus Instrument) relating to the Notes, in such capacity and on behalf of ING USA, pursuant to the Distribution Agreement, that:

     1. Since the respective dates as of which information is given in the Institutional Prospectus (as defined in the Distribution Agreement), and as of the date hereof, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of ING USA and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business;

     2. The representations and warranties of ING USA contained in the Distribution Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof;

     3. ING USA has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof;

     4. No stop order suspending the effectiveness of the Registration Statement (as defined in the Distribution Agreement) has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such person's knowledge, are threatened by the Commission (as defined in the Distribution Agreement); and

     5. Since the date of the Institutional Prospectus, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statement or Institutional Prospectus, and there has been no document required to be filed under the 1933 Act, the 1933 Act Regulations, the 1934 Act or the 1934 Act Regulations (all as defined in the Distribution Agreement) which, upon filing, would be deemed to be incorporated by reference in the Institutional Prospectus which has not been so filed.

                  [Remainder of Page Intentionally Left Blank]


                                      VII-1

                                    PART VIII
                               TRUST CERTIFICATES

               TRUST CERTIFICATE UNDER THE DISTRIBUTION AGREEMENT

     The Trust does hereby certify to each Relevant Agent that is a party to the Terms Agreement (as defined in the Omnibus Instrument) relating to the Notes, in such capacity and on behalf of the Trust, pursuant to the Distribution Agreement and Terms Agreement, as applicable, that:

     1. Since the respective dates as of which information is given in the Institutional Prospectus (as defined in the Distribution Agreement), and as of the date hereof, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust, whether or not arising in the ordinary course of business;

     2. The representations and warranties of the Trust contained in the Distribution Agreement are true and correct with the same force and effect as though expressly made at and as of the date hereof; and

     3. The Trust has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the date hereof.

     4. It is expressly understood that: (i) this Certificate is executed by U.S. Bank National Association, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the power and authority conferred and vested in it as such Trustee and (ii) each of the representations made herein by the Trustee are not personal representations, undertakings and agreements of U.S. Bank National Association or its officers, but are binding solely on the Trust.

                      TRUST CERTIFICATE UNDER THE INDENTURE

     The undersigned, a Responsible Officer of the Trustee, on behalf of the Trust and pursuant to Section 1.02 of the Indenture, does hereby certify to the Indenture Trustee as follows:

     1. I am familiar with the terms of the Indenture and have read the covenants, conditions and definitions contained therein related to the issuance and authentication of Notes;

     2. As to the matters set forth herein, I either have personal knowledge thereof or have obtained knowledge thereof from officers or employees of ING USA. In my opinion, I have made such examination and investigation as has been necessary to enable me to express an informed opinion as to whether or not the covenants or conditions contained in the Indenture have been complied with; and

     3. All conditions precedent provided for in the Indenture to the authentication and delivery of the Notes have been complied with.

     It is expressly understood that: (i) this Certificate is executed by U.S. Bank National Association, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the power and


                                     VIII-1
authority conferred and vested in it as such Trustee and (ii) each of the representations and certifications made herein by the Trustee are not personal representations, certifications, undertakings or agreements of U.S. Bank National Association or its officers, but are binding solely on the Trust, and in no event shall U.S. Bank National Association or its officers have any liability therefor.

                  [Remainder of Page Intentionally Left Blank]

                                     PART IX
                              ING USA CERTIFICATION

     ING USA certifies, as of the Original Issue Date, that the ING USA Officer's Certificate, a copy of which is attached as Exhibit A to this Closing Instrument, is true and correct and remains in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

                                     PART X
                         INDENTURE TRUSTEE CERTIFICATION

     The Indenture Trustee certifies, as of the Original Issue Date, that the Indenture Trustee Officer's Certificate, a copy of which is attached as Exhibit B to this Closing Instrument, is true and correct and remains in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

                                     PART XI
                              TRUSTEE CERTIFICATION

     The Trustee certifies, as of the Original Issue Date, that the Trustee Officer's Certificate, a copy of which is attached as Exhibit C to this Closing Instrument, is true and correct and remains in full force and effect.

                  [Remainder of Page Intentionally Left Blank]

                                    PART XII
                          RELEVANT AGENT CERTIFICATION

     On the date hereof, the Trust will issue Notes in accordance with the terms of the Distribution Agreement. [The] [Each] Relevant Agent hereby certifies to ING USA and the Trust as follows:

     (i) that such Relevant Agent has anti-money laundering policies and procedures in place in accordance with the requirements imposed by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), Pub. L, 107-56, 115 Stat. 280 (October 26, 2001), or any rules or regulations promulgated thereunder, and the Foreign Assets Control Regulations issued by the Office of Foreign Assets Control of the United States Department of Treasury (31 CFR Part 500), in each case to the extent applicable to such Relevant Agent; and

     (ii) that such Relevant Agent has implemented an anti-money laundering compliance program pursuant to NASD Rule 3011, to the extent applicable to such Relevant Agent.

                  [Remainder of Page Intentionally Left Blank]


                                      XII-1

                                    PART XIII
                                  CROSS-RECEIPT

     The Trust hereby acknowledges receipt of the Net Proceeds to the Trust (as specified in the Pricing Supplement) from the Indenture Trustee and herewith delivers to the Indenture Trustee, or has caused to be delivered to the Indenture Trustee, the Notes, duly executed by the Trust pursuant to the Indenture.

     The Trust hereby acknowledges receipt of funds for the Trust Beneficial Interest from or at the direction of the Trust Beneficial Owner and has caused to be registered in the name of the Trust Beneficial Owner the Trust Beneficial Interest pursuant to the Trust Agreement.

     ING USA hereby acknowledges receipt of the Net Proceeds to the Trust and, for purposes of the Funding Agreement, the receipt of the Net Proceeds to the Trust shall be deemed to be received by ING USA in full payment of the Net Deposit (as specified in the Funding Agreement). ING USA herewith delivers to the Indenture Trustee, or has caused to be delivered to the Indenture Trustee, the Funding Agreement, duly executed by ING USA.

     The Custodian, on behalf of the Indenture Trustee, hereby acknowledges receipt from ING USA of the Funding Agreement.

     The Trust Beneficial Owner hereby acknowledges ownership of the Trust Beneficial Interest.

     Each Relevant Agent hereby acknowledges receipt of the Notes.

     The Indenture Trustee hereby acknowledges the terms of this Cross-Receipt.

                  [Remainder of Page Intentionally Left Blank]


                                     XIII-1

                                    PART XIV
                        MISCELLANEOUS AND EXECUTION PAGES

     This Closing Instrument may be executed by each of the parties hereto in any number of counterparts, and by each of the parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Each signatory, by its execution hereof, does hereby become a party to each of the agreements or instruments identified for such party as of the Original Issue Date.

     IN WITNESS WHEREOF, the undersigned have executed this Closing Instrument, dated as of the Original Issue Date.

                                        By: ING USA ANNUITY AND LIFE INSURANCE
                                            COMPANY (in executing below agrees
                                            and becomes a party to (i) the
                                            Instructions of the Trust set forth
                                            in Part I herein, (ii) the
                                            Assignment of Funding Agreement set
                                            forth in Part IV herein, (iii) the
                                            Acknowledgement of Funding Agreement
                                            Assignment set forth in Part V
                                            herein, (iv) the Notice of Security
                                            Interest set forth in Part VI
                                            herein, (v) the ING USA
                                            Certification set forth in Part IX
                                            herein and (vi) the Cross-Receipt
                                            set forth in Part XIII herein)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By: [Name], in his/her capacity as an
                                            authorized officer of ING USA (in
                                            executing below agrees and becomes a
                                            party to the ING USA Officer's
                                            Certificate set forth in Part VII
                                            herein)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                  [Execution Page 1 of the Closing Instrument]

                                        By: THE ING USA GLOBAL FUNDING TRUST
                                            DESIGNATED IN THIS CLOSING
                                            INSTRUMENT (in executing below
                                            agrees and becomes party to (i) the
                                            Instructions of the Trust set forth
                                            in Part I herein, (ii) the
                                            Assignment of Funding Agreement set
                                            forth in Part IV herein, (iii) the
                                            Acknowledgement of Funding Agreement
                                            Assignment set forth in Part V
                                            herein, (iv) the Notice of Security
                                            Interest set forth in Part VI
                                            herein, (v) the Trust Certificates
                                            set forth in Part VIII herein and
                                            (vi) the Cross-Receipt set forth in
                                            Part XIII herein)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By: CITIBANK, N.A., in its capacity as
                                            Indenture Trustee, Registrar,
                                            Transfer Agent, Paying Agent and
                                            Calculation Agent (in executing
                                            below agrees and becomes party to
                                            (i) the Instructions of the Trust
                                            set forth in Part I herein, (ii) the
                                            Acknowledgement of Indenture Trustee
                                            Concerning the Notes set forth in
                                            Part II herein, (iii) the Assignment
                                            of Funding Agreement set forth in
                                            Part IV herein, (iv) the
                                            Acknowledgement of Funding Agreement
                                            Assignment set forth in Part V
                                            herein, (v) the Notice of Security
                                            Interest set forth in Part VI
                                            herein, (vi) the Indenture Trustee
                                            Certification set forth in Part X
                                            herein and (vii) the Cross-Receipt
                                            set forth in Part XIII herein)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                  [Execution Page 2 of the Closing Instrument]

                                        By: U.S. BANK NATIONAL ASSOCIATION, in
                                            its capacity as Trustee (in
                                            executing below agrees and becomes a
                                            party to the Trustee Certification
                                            set forth in Part XI herein)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By: U.S. BANK NATIONAL ASSOCIATION, in
                                            its capacity as Custodian (in
                                            executing below agrees and becomes a
                                            party to (i) the Certificate
                                            Regarding Custody of the Funding
                                            Agreement set forth in Part III
                                            herein, (ii) the Assignment of
                                            Funding Agreement set forth in Part
                                            IV herein, (iii) the Acknowledgment
                                            of Funding Agreement Assignment set
                                            forth in Part V herein, (iv) the
                                            Notice of Security Interest set
                                            forth in Part VI herein and (v) the
                                            Cross-Receipt set forth in Part XIII
                                            herein)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        By: GSS HOLDINGS II, INC., in its
                                            capacity as Trust Beneficial Owner
                                            (in executing below agrees and
                                            becomes a party to the Cross-Receipt
                                            set forth in Part XIII herein)



                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                  [Execution Page 3 of the Closing Instrument]

                                        By: [MERRILL LYNCH, PIERCE, FENNER &
                                            SMITH INCORPORATED] (in executing
                                            below agrees and becomes a party to
                                            (i) the Instructions of the Trust
                                            set forth in Part I herein, (ii) the
                                            Relevant Agent Certification set
                                            forth in Part XII herein and (iii)
                                            the Cross-Receipt set forth in Part
                                            XIII herein)


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                  [Execution Page 4 of the Closing Instrument]

                                    EXHIBIT A

                          ING USA OFFICER'S CERTIFICATE

     I, [Name], an officer of ING USA Annuity and Life Insurance Company, an insurance company organized under the laws of Iowa ("ING USA"), being fully aware of the by-laws (the "By-Laws") and resolutions of ING USA, hereby certify on behalf of ING USA that:

1. Attached hereto as Annex I is a true, correct and complete copy of the Articles of Incorporation and, as Annex II, is a true, correct and complete copy of the By-Laws of ING USA, together with all amendments thereto, if any, as in full force from the date thereof through to the Original Issue Date.

2. Attached hereto as Annex III are true, correct and complete copies of the resolutions duly adopted by the Board of Directors of ING USA at a meeting duly called and held on September 24, 2004, which resolutions are relevant to the Program, including the issuance of the Notes, and such resolutions have not been amended, modified or rescinded and remain in full force and effect; and such resolutions are the only resolutions adopted by ING USA relating to the Program and the Notes.

3. Attached hereto as Annex IV is a list of each of the duly elected officers of ING USA holding on the Original Issue Date the office or offices set forth opposite his or her name authorized on behalf of ING USA (i) to execute (manually or by facsimile) all agreements, documents, notices, acknowledgements and certificates to which ING USA is a party or which ING USA is required to deliver in connection with the establishement of the Program and the subsequent issuance of the Notes and (ii) to take any other action on behalf of ING USA in relation to the above issue; and such signatures set forth therein are the true signatures of such persons.

     All capitalized terms used and not defined herein shall have the meanings assigned to those terms in the Indenture.

                                        By: [Name], in [his/her] capacity as an
                                            officer of ING USA Annuity and Life
                                            Insurance Company


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT B

                     INDENTURE TRUSTEE OFFICER'S CERTIFICATE

     I, [Name], an officer of Citibank, N.A., as indenture trustee (the "Indenture Trustee"), hereby certify that:

     1. The Indenture entered into as of the Original Issue Date by and between the Trust and the Indenture Trustee has been duly executed and delivered in the name and on behalf of the Indenture Trustee by one of its authorized officers.

     2. Each of the persons named on Annex I hereto has been duly elected or appointed and is duly qualified as an officer of the Indenture Trustee on the Original Issue Date, holding the office or offices set forth opposite his or her name, and the signature set forth opposite his or her name is a specimen of his or her genuine signature.

     3. Attached hereto as Annex II is a true, correct and complete copy of the By-laws of the Indenture Trustee as in effect on the Original Issue Date.

     4. The Notes issued by the Trust have been duly authenticated by the Indenture Trustee.

                                        By: [Name], in [his/her] capacity as an
                                            officer of Citibank, N.A.,
                                            as indenture trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT C

                          TRUSTEE OFFICER'S CERTIFICATE

     I, [Name], an officer of U.S. Bank National Association, as trustee (the "Trustee"), hereby certify that:

     1. Each of the persons named on Annex I hereto has been duly elected or appointed and is duly qualified as an officer of the Trustee on the Original Issue Date, holding the office or offices set forth opposite his or her name, and the signature set forth opposite his or her name is a specimen of his or her genuine signature.

     2. Attached hereto as Annex II is a true, correct and complete copy of the By-laws of the Trustee as in effect on the Original Issue Date.

                                        By: [Name], in [his/her] capacity as
                                            an officer of U.S. Bank National
                                            Association, as trustee


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                       C-1